                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

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                  Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                   Lincoln National Equity-Income Fund, Inc.
              Lincoln National Global Asset Allocation Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc.
                   Lincoln National International Fund, Inc.
                      Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
               Lincoln National Special Opportunities Fund, Inc.
                             (Name of Registrants)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                                                                Important Notice

                                                               November 18, 2002


                             Lincoln National Funds
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

                                 REMINDER NOTICE
                         SPECIAL MEETING OF STOCKHOLDERS
                            Monday, December 9, 2002

Dear Contractholder:

We are writing to remind you that the Special Meeting of Stockholders for the Lincoln National Funds is scheduled for Monday, December 9, 2002, and we have not received your vote. No matter how many shares you beneficially own, your vote is important.

The costs associated with the proxy solicitation are borne by the Lincoln National Funds. Please help the Funds avoid the expense of another follow-up mailing and cast your vote today!

If you should have any questions regarding the meeting agenda or the execution of your voting instruction card, please call us toll free at (800) 4LINCOLN (455-6255).

For your convenience, we have established three easy methods by which to register your vote:

         1.  By Phone:       For automated phone voting, call 1-866-837-1894,
                             available 24 hours a day. Enter the 14-digit control number printed on your voting instruction card.

         2.  By Internet:    Access https://vote.proxy-direct.com and enter the
                             14-digit control number printed on your voting instruction card.

         3.  By Mail:        Simply return your executed voting instruction card
                             in the enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the special meeting moves closer, if we still have not received your voting instruction card, you may receive a call asking you to exercise your right to vote.

Thank you in advance for your participation.

[Illustration]     Your Proxy Vote is important!

                   And now you can Vote your

                   Proxy on the PHONE or on the INTERNET.

                   It saves Money! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses. It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day. It's Easy! Just follow these simple steps:

                   1. Read your proxy statement and have it at hand.
                   2. Call toll-free 1-866-837-1894 or go to website:
                         https://vote.proxy-direct.com
                   3. Enter your 14 digit Control Number from your Proxy Card.
[Lincoln Logo]     4. Follow the recorded or on-screen directions.
                   5. Do not mail your Proxy Card when you vote by phone or
                      internet.